UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Middlesex Water Company
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1500 Ronson Road P.O. Box 1500 Iselin, New Jersey 08830-0452 NASDAQ Stock Market Symbol: MSEX April 8, 2009

Dear Shareholder:

You are cordially invited to attend Middlesex Water Company’s Annual Meeting of Shareholders. The meeting will be held on Wednesday, May 20, 2009 at 11:00 a.m. at the office of the Company, 1500 Ronson Road, Iselin, New Jersey.

At the meeting, you will be asked to elect three directors. In addition to specific matters being voted on, management will report on company activities during 2008 and our outlook and goals for 2009. We welcome this opportunity to meet with our shareholders and look forward to your comments and questions. Information about the meeting is presented in the following Notice of Annual Meeting of Shareholders and Proxy Statement which you are urged to carefully read.

Please note: This year we are utilizing new U.S. Securities and Exchange Commission rules that allow us to furnish our proxy materials to shareholders over the Internet. Accordingly, a Notice of Internet Availability (NOIA) of Proxy materials will be mailed to some of our shareholders on or about April 8, 2009. These shareholders will have the ability to access the proxy materials on a website referred to in the notice or request a printed set of the proxy materials to be sent to them free of charge, by following the instructions in the notice. For other shareholders, we have elected to mail a full set of printed copies of our proxy materials, as in prior years.

Utilizing Internet delivery for some shareholders will reduce printing and postage costs and – as the theme of this year’s Annual Report conveys – preserve our natural resources. If Internet delivery is well received by shareholders this year, we may consider expanding its use next year.

It is important that your shares are represented and voted at the meeting, regardless of the number you own or whether you attend. We hope that you will plan to attend the annual meeting. If you plan to attend, please call 732-634-1500 Ext. 1281 and leave your name, address and telephone number. Directions to the meeting are printed on the back of the accompanying proxy statement and on the Notice of Internet Availability (NOIA).

We appreciate your continued interest and participation in the affairs of the Company and look forward to seeing you on May 20th.

Sincerely,

J. Richard Tompkins Chairman of the Board

A Provider of Water, Wastewater and Related Products and Services

1500 Ronson Road
Iselin, New Jersey 08830-0452
732-634-1500
www.middlesexwater.com

Notice of 2009 Annual Meeting of Shareholders
and Proxy Statement

To the Shareholders of Middlesex Water Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MIDDLESEX WATER COMPANY will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey on Wednesday, May 20, 2009 at 11:00 a.m. You are cordially invited to attend the meeting and to consider and vote upon the following proposal:

1.
Election of three members of Class I of the Board of Directors named in the attached proxy to hold office until the Annual Meeting of Shareholders in the year 2012, and in each case until their respective successors are elected and qualify.

We may also transact any other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 16, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, and at any adjournments thereof. Shareholders who hold shares in street name may vote through their brokers, banks or other nominees. If proxy cards are received without your choices indicated, the persons designated as proxies will vote your shares in accordance with the recommendations of the Directors and Management.

Sincerely, By Order of the Board of Directors,

KENNETH J. QUINN Vice President, General Counsel, Secretary and Treasurer

YOUR VOTE IS IMPORTANT!

Shareholders can help avoid the necessity and expense of followup letters to ensure that a quorum is present at the Annual Meeting by promptly voting their shares.

YOU MAY VOTE YOUR SHARES IN ANY OF THE FOLLOWING WAYS:

1.
If you received a printed proxy card, mark, sign, date and return the proxy card. If you did not receive a proxy card, see instructions on the Notice of Internet Availability (NOIA) of Proxy materials on how to request a printed proxy card;

2.	Call the toll-free telephone number shown on your proxy card;
3.	Visit the website shown on your NOIA or on the proxy card to vote via the Internet; or
4.
Vote in person at the Annual Meeting (if you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the stockholder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting.

Please have your NOIA or proxy card in front of you when voting by telephone or the Internet; it contains important information that is required to access the system.

ABOUT THE ANNUAL MEETING

Questions and Answers

INFORMATION ABOUT VOTING

Why have I received these materials? The Board of Directors of Middlesex Water Company is soliciting proxies for use at our 2009 Annual Meeting of Shareholders (“Annual Meeting”) to be held on May 20, 2009 at the Company’s headquarters, 1500 Ronson Road, Iselin, New Jersey at 11:00 a.m. This proxy statement, the form of proxy and our Annual Report for the year ended December 31, 2008 are being distributed or made available via the Internet to our shareholders on or about April 8, 2009. On this date, all shareholders of record and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the NOIA. These proxy materials will be available free of charge.

How are other proxy materials being furnished? Under new rules adopted by the U.S. Securities and Exchange Commission, we have chosen to furnish our proxy materials, including this Proxy Statement and the Annual Report to Shareholders, to some of our shareholders over the Internet and to provide a Notice of Internet Availability (NOIA) of proxy materials by mail, rather than mailing a full set of the printed proxy materials, as in prior years. As a result of the Notice and Access rule, Middlesex Water is able to reduce the environmental impact of producing and delivering printed materials.

If you receive a NOIA, you will not receive a printed copy of our proxy materials in the mail unless you request them by following the instructions provided in the NOIA. Instead, the NOIA instructs you how to access and review all of the important information contained in the Proxy Statement and Annual Report. The NOIA also explains how you may submit your proxy over the Internet. If you would like to receive a printed copy of our proxy materials, you should follow the instructions in the NOIA.

Who can vote? Shareholders of record at the close of business on March 16, 2009, which we refer to as the record date, are entitled to notice or and to vote at the meeting. As of such date, there were 13,419,619 shares of Middlesex Water common stock outstanding, each entitled to one vote. A complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder of record at our offices at 1500 Ronson Road, Iselin, NJ 08830 for a period of 10 days prior to the Annual Meeting. The list will also be available for examination by any shareholder of record at the Annual Meeting.

How do I Vote: You may vote in any of the following ways:

•
If you received a printed proxy card, mark, sign, date and return the proxy card. If you did not receive a proxy card, see instructions on the Notice of Internet Availability (NOIA) of Proxy materials on how to request a printed proxy card;

•	Call the toll-free telephone number shown on your proxy card;
•	Visit the website shown on your NOIA or on the proxy card to vote via the Internet; or
•
Vote in person at the Annual Meeting (if you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the stockholder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting.

Please have your NOIA or proxy card in front of you when voting by telephone or the Internet; it contains important information that is required to access the system.

How are Proxies Used? All shares that have been properly voted – whether by Internet, telephone or mail, and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. The Board recommends a vote for the election of three director nominees named in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet, telephone or mail, the persons named as proxies in the proxy card will have the discretion to vote on those matters for you. At the date we filed this Proxy Statement with the SEC, w e do not know of any other matters to be raised at the Annual Meeting.

What am I voting on? You are voting on one proposal. 1) Election of three members of Class I of the Board of Directors to hold office until the Annual Meeting of Shareholders in the year 2012, and in each case, until their respective successors are elected and qualify.

What are the voting recommendations of the Board? The Board’s recommendation for the proposal is set forth in this proxy statement together with th e description of the proposal. In summary, the Board recommends a vote: FOR Proposal 1 to elect three Class I directors.

What are the votes required for approval? Directors are elected (Proposal 1) by a plurality vote of the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker nonvotes will not be included in determining the number of votes cast concerning any matter.

Can I change my vote after I have returned my proxy card? Yes. The giving of a proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire, and a proxy may be revoked by giving notice to the Secretary of the Company in writing at any time prior to the commencement of the meeting or in open meeting prior to the taking of the vote to which such revocation relates.

Who will count the vote? Votes will be counted by representatives of Broadridge Financial Solutions, Inc. who will tally the votes and certify the results. Its representatives will serve as inspectors of the election.

Who can attend the Annual Meeting? All shareholders of record as of the close of business on March 16, 2009 can attend the meeting. Seating, however, is limited. Attendance at the Annual Meeting will be on a first arrival basis.

Will there be a management presentation at the Annual Meeting? Yes. Management will give a brief presentation during the meeting.

Can I bring a guest? While bringing a guest is not prohibited, please be aware that seating availability at the Annual Meeting may be limited.

When are shareholder proposals due for the 2010 Annual Meeting? Should a shareholder intend to present a proposal at the annual meeting to be held in the year 2010, you must submit your proposal to the Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, not later than December 11, 2009, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2010 Annual Meeting.

How will I learn the result of the vote? Announcement of the preliminary voting results will occur at the Annual Meeting of Shareholders and a press release will be issued.

GOVERNANCE

Board Matters

Management of the Company is under the general direction of the Board of Directors who are elected by the shareholders. The Board of Directors holds regular monthly meetings and meets on other occasions when required in special circumstances. The Board of Directors held twelve meetings and the Board Committees held twentytwo meetings during the year 2008. Each incumbent Director attended 95% or more of the total number of meetings of the Board and Committees on which each served.

The table below provides committee assignments for each of the Board Committees during 2008:

Board Committee Assignments

		CAPITAL		CORPORATE GOVERNANCE		AD HOC
NAME	AUDIT	IMPROVEMENT	COMPENSATION	AND NOMINATING	PENSION	PRICING
Annette Catino	X		X	X		X*
John C. Cutting	X	X*			X*	X
John R. Middleton, M.D.	X		X	X
John P. Mulkerin	X*+			X	X
Walter G. Reinhard		X		X*	X
Jeffries Shein			X*	X	X	X
J. Richard Tompkins		X				X

* Indicates Committee Chair
+ Indicates Audit Committee Financial Expert

Committees of the Board

Audit Committee

The Audit Committee reviews with the independent registered public accounting firm the scope of the annual audit; receives and reviews the independent registered public accounting firm’s annual report; reviews the independence of the independent registered public accounting firm, services provided by them and their fees; recommends to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report to the Securities and Exchange Commission on Form 10K; and is directly responsible for the appointment of an independent registered public accounting firm for the following calendar year. In March 2009, the Board of Directors reapproved the written Charter for the Audit Committee. The Committee held four meetings and two teleconference meetings during 2008. All of the members of the Audit Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

Capital Improvement Committee

The Capital Improvement Committee reviews and approves the Capital Budget and the longterm capital planning needs. The Committee also monitors capital projects and expenditures during the year. In December 2008, the Board of Directors reapproved a written Charter for the Capital Improvement Committee. The Committee held three meetings during 2008.

Compensation Committee

The Compensation Committee reviews and makes recommendations to the Board of Directors as to the salaries, benefits and incentive compensation of the Executive Officers of the Company. Executive Officer incentive compensation is awarded under the Restricted Stock Plan. (Please refer to page 11 for a description of the Restricted Stock Plan.) In February 2009, the Board of Directors reapproved a written Charter for the Compensation Committee. The Committee held four meetings during 2008. All of the members of the Compensation Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

Corporate Governance and Nominating Committee

In February 2008, the Board of Directors voted to merge two formerly separate committees – the Corporate Governance Committee and the Nominating Committee into one committee known as the Corporate Governance and Nominating Committee. This newly merged committee reviews and makes recommendations relating to the governance of the Company, the performance and composition of the Board and Board committees, succession planning and significant organization changes. The Committee makes recommendations to the Board of Directors with respect to nominations for the Board and screens candidates considered for election to the Board. In this capacity, the Committee concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors and evaluates prospective nominees identified by the Corporate Governance and Nominating Committee or referred by other Board members, management, shareholders or external sources. All of the members of the Corporate Governance and Nominatin g Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

The Corporate Governance and Nominating Committee will consider shareholders’ recommendations for nominees for election to the Board of Directors. Recommendations should be sent to Middlesex Water Company, Office of the Secretary, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452; or sent via the internet to the following email address: kquinn@middlesexwater.com. Nominations must be accompanied by the written consent of any such person to serve if nominated and elected and by biographical material to permit evaluation of the individual recommended, including appropriate references. The Committee shall make inquiry of all references and any other areas deemed appropriate in fulfilling its obligations. The Secretary of the Company should receive any nominations for Director by the close of business on December 11, 2009, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2010 Annual Meeting of Shareholders.

In September 2008, the Board of Directors approved a written Charter for the newly designated Corporate Governance and Nominating Committee. The Committee held five meetings during 2008.

Pension Committee

The Pension Committee reviews investment policies and determines recommended investment objectives for the Company’s Pension and Retiree Welfare Plans. The Committee also reviews the performance of the Company’s 401(k) Plan Administrator and reviews options offered in the Company’s 401(k) plan. The Committee meets quarterly with the Company’s outside Investment Managers. In January 2009, the Board of Directors reapproved a written Charter for the Pension Committee. The Committee held four meetings during 2008.

Ad Hoc Pricing Committee

The ad hoc Pricing Committee meets, as needed, to review financial matters including, but not limited to, the pricing and issuance of common stock and corporate bonds. The Committee did not meet in 2008.

Availability of Corporate Governance Materials

The Board of Directors has adopted a Code of Conduct that applies to all of our Directors, Officers and employees. The Company’s Code of Conduct as well as the charters for the Audit, Capital Improvement, Compensation, Corporate Governance and Nominating, and Pension Committees are available on our website www.middlesexwater.com under the heading Investor Relations – (Corporate Governance). The foregoing information is available in print to any shareholder who requests it. Requests should be addressed to Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 16, 2009, beneficial ownership of Middlesex Water Company Common Stock by the elected Directors, Executive Officers named in the table appearing under Executive Compensation, and all elected Directors and Executive Officers as a group. Jeffries Shein owned 2.12% of the shares outstanding on March 16, 2009. All other individual elected Directors and Executive Officers owned less than 1% of the shares outstanding on March 16, 2009.

Amount and Nature of Beneficial Ownership(1)
Name
Directors
Annette Catino	8,559
John C. Cutting	36,611
John R. Middleton, M.D.	6,932
John P. Mulkerin	25,000
Walter G. Reinhard	2,565
Jeffries Shein	284,665
J. Richard Tompkins	40,672
Named Executive Officers
Dennis W. Doll	19,017
A. Bruce O’Connor	32,499
Kenneth J. Quinn	5,204
Richard M. Risoldi	12,793
Ronald F. Williams	20,985
All elected Directors and Executive Officers as a
group including those named above.	514,363*

* 3.83% of the shares outstanding on March 16, 2009.

(1) Beneficial owner has the sole power to vote and dispose of such shares.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee has recommended to the Board the following candidates for election at the Annual Meeting of Shareholders: John C. Cutting, John P. Mulkerin and Dennis W. Doll. These candidates are to be elected each to hold office until the Annual Meeting of Shareholders in the year 2012, and until their respective successors are elected and qualify. The present terms of Class I directors expire at the year 2009 Annual Meeting.

Proxies in the accompanying form will be voted for these nominees, unless authority to vote for one or more of them shall have been withheld by so marking the enclosed proxy. Directors shall be elected by a plurality of the votes cast at the election. If at the time of the meeting any of the n ominees listed should be unable to serve, which is not anticipated, it is the intenti on of the persons designated as proxies to vote, in their discretion, for other nomin ees, unless the number of Directors constituting a full Board is reduced.

There is shown as to each nominee, and as to each Director whose term of office will continue after the year 2009 Annual Meeting, age as of the date of the Annual Meeting, Class, the period of service as a Director of the Company, and business experience during the last five years.

RECOMMENDATION

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 1, the election of John C. Cutting, John P. Mulkerin and Dennis W. Doll.

NOMINEES FOR ELECTION AS
DIRECTORS WITH TERMS EXPIRING IN 2012 – CLASS I

JOHN C. CUTTING, age 72, became a director of the Company in 1997. Prior to his retirement he served as Senior Engineer, Science Applications International Corporation, specialists in information, energy and military systems, Pittsburgh, Pennsylvania. He is Chairman of the Pension Committee and Capital Improvement Committee and a Member of the Audit Committee and ad hoc Pricing Committee. Mr. Cutting serves as a Director of Tidewater Utilities, Inc. (TUI), Tidewater Environmental Services, Inc. and White Marsh Environmental Systems, Inc. (1)

JOHN P. MULKERIN, age 71, became a director of the Company in 1997. Prior to his retirement, he served as President and Chief Executive Officer of First Sentinel Bancorp, Inc., Holding Company for First Savings Bank, Perth Amboy, New Jersey and was a member of the Boards of Directors of said Companies. First Sentinel Bancorp, Inc. was acquired by Provident Financial Services, Inc., the Holding Company for The Provident Bank. Mr. Mulkerin currently serves on the Boards of Directors of both of those Companies. Mr. Mulkerin is a Director of Raritan Bay Medical Center, Daytop Village Foundation and Middlesex County College. He is Chairman of the Audit Committee and the Audit Committee Financial Expert; and a Member of the Corporate Governance and Nominating Committee and the Pension Committee. (1)

DENNIS W. DOLL, age 50, was named President and Chief Executive Officer and became a Director of Middlesex effective January 1, 2006. Mr. Doll joined the Company in November 2004 as Executive Vice President. Prior to joining the Company, Mr. Doll was employed by Elizabethtown Water Company since 1985, serving most recently as a member of the senior leadership team of the Northeast Region of American Water, which was comprised of Elizabethtown Water Company, New Jersey-American Water Company and Long Island Water Corporation and included other regulated and non-regulated subsidiaries. Mr. Doll serves as Director and Chairman of Tidewater Utilities, Inc. (TUI), Tidewater Environmental Services, Inc.; White Marsh Environmental Systems, Inc., a subsidiary of TUI; Pinelands  Water Company and Pinelands Wastewater Company; Utility Service Affiliates, Inc., and Utility Service Affiliates (Perth Amboy) Inc. since January 1, 2006.

(1) This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2009 ANNUAL MEETING AND
WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

Class II – Directors Whose Terms Expire in 2010

ANNETTE CATINO, age 52, became a director of the Company in 2003. She is President and CEO of QualCare Alliance Networks, Inc., Piscataway, New Jersey, a managed care organization, since 1991, of which she serves as a Director. Ms. Catino is a Director of Caucus NJ Educational Corporation, Northfield Bank Corp., The Val Skinner Foundation and the American Association of Preferred Providers Organization. Ms. Catino is Chairwoman of the ad hoc Pricing Committee and a Member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. (1)

WALTER G. REINHARD, ESQ., age 63, became a director of the Company in 2002. He is a Partner of the law firm of Norris, McLaughlin & Marcus, P.A. of Bridgewater, New Jersey, since 1984. Mr. Reinhard serves as a Director of the Fanwood-Scotch Plains YMCA. Mr. Reinhard is Chairman of the Corporate Governance and Nominating Committee and a Member of the Capital Improvement Committee and the Pension Committee. (1), (2).

(1) This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.
(2) Norris, McLaughlin & Marcus, P.A., provides legal services to the Company in the areas of corporate and regulatory matters.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2009 ANNUAL MEETING AND
WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

Class III – Directors Whose Terms Expire in 2011

JOHN R. MIDDLETON, M.D., age 64, became a director of the Company in 1999. He is the former Chair of the Department of Medicine and former Chief Medical Officer of Raritan Bay Medical Center and is currently engaged in the private practice of Infectious Diseases. He is a Fellow of the American College of Physicians and a Fellow of the Infectious Diseases Society of America. Dr. Middleton is a Member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. (1)

JEFFRIES SHEIN, age 69, became a director of the Company in 1990. He is a Managing Partner of JGT Management Co., LLC, a management and investment firm, since 2003 and formerly a Partner of Jacobson, Goldfarb & Tanzman Associates, Woodbridge, New Jersey, a commercial real estate brokerage firm, since 1972. He is a Director of Raritan Bay Medical Center and a Director of The Provident Bank. Mr. Shein is Chairman of the Compensation Committee and a Member of the Corporate Governance and Nominating Committee, Pension Committee and the ad hoc Pricing Committee. (1)

J. RICHARD TOMPKINS, age 70, became a director of the Company in 1981. He has served as Chairman of the Board of the Company since May 1990 and was President from May 19812003. Mr. Tompkins is a past President of the National Association of Water Companies and the New Jersey Utilities Association. He is past Director and Chairman of Tidewater Utilities, Inc. (TUI), White Marsh Environmental Systems, Inc., (a subsidiary of TUI), Pinelands Water Company, Pinelands Wastewater Company, Utility Service Affiliates, Inc., Utility Service Affiliates (Perth Amboy) Inc., and Bayview Water Company. He currently serves as a member of the Capital Improvement Committee and the ad hoc Pricing Committee.

(1) This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Discussion & Analysis (CD&A) describes the Company’s compensation objectives, policies and basis for determination of Compensation for the Named Executive Officers and the other executive officers of the Company (hereinafter, collectively referred to as the “Executive Officers”).

The Company’s compensation objectives and policies applicable to the Executive Officers seek to incent the advancement of three corporate priorities which are desirable and necessary for the Company to achieve its expressed vision and strategy in the creation of long-term shareholder value. Those corporate priorities are (1) profitable growth; (2) operational excellence; and (3) developing the technical and management skills of the Company employees. The Company’s compensation and benefits programs are designed to (a) attract and retain qualified executives; (b) support short and longterm goals and objectives of the Company and; (c) appropriately reward individuals for their contribution to the Company’s success. These programs are directly related to the creation of value for shareholders through progress in the three corporate priorities listed above.

In order to achieve progress in the three priorities above, the Company, through the Executive Officers, sets goals each year for incentive compensation purposes which are consistent with those priorities. Each goal is designed to be specific, measurable, achievable with effort, relevant and timebound.

Consistent with the Company’s corporate priorities, expectations are established for the Executive Officers in the following three areas:

A. Financial – Executive Officers are expected to deliver appropriate shareholder returns to ensure competitiv e performance in relation to the Company’s peer group of publiclytraded companies.

B. Operational – Executive Officers continue to diligently implement and manage the Company’s policies, procedures, processes and programs for compliance with regulatory requirements and with regard to prudent, cost-effective management practices. The Executive Officers are expected to attract and retain qualified employees and keep appropriate focus on training and development. The Executive Officers fully develop, implement and manage succession plans. They are expected to maintain open, honest and frequent communications with employees at all levels regarding their professional development, career paths, performance and other areas of opportunity for both themselves and for the Company. The Executive Officers develop and execute plans to grow the business, in terms of both customers and profits. The Company, through its Executive Officers, continues to manage to high standards for water quality, service delivery, asset management and other disciplines. At the same time, the Executive Officers seek to control operating costs to the extent possible, to maximize shareh older returns and to maintain reasonable customer rates.

C. Leadership – Executive Officers are expected to instill a Company culture based on ethical behavior, mutual respect, open and honest communications and a commitment to learning and continued improvement and accountability for performance. By setting an example through the “tone at the top” these values and behaviors are diligently instilled throughout the Company.

ELEMENTS OF COMPENSATION

The elements of compensation relevant to the Executive Officers consist of base salary, eligibility for incentive compensation through participation in the Company’s Restricted Stock Plan and participation in a Supplemental Executive Retirement Plan (SERP). In addition, the Executive Officers participate under the same terms and conditions in retirement, health and welfare plans that are generally available to all eligible employees. All elements of compensation are further detailed in the tables contained herein.

Base salary levels are reviewed at least annually and are benchmarked against other companies, both utilities and nonutilities, at the State and national levels. Independent salary studies are periodically conducted with the assistance of an outside consultant retained by the Compensation Committee. Salaries for satisfactory performance are targeted at the median of the competitive market. Individual performance of the executive is given appropriate consideration when setting salaries against the competitive market data.

The factors and criteria upon which the Chief Executive Officer’s (CEO) compensation is based generally include those discussed with respect to the other Executive Officers. In addition, the Compensation Committee examines the effectiveness with which the CEO is managing the performance of the executive team. Among the criteria to be used for evaluation are the following: (a) Financial – to review the establishment and achievement of appropriate short and long-term financial objectives.  (b) Operational – to determine that appropriate policies, procedures, processes and programs have been established and implemented so the Company is compliant under relevant regulatory policies; to ensure the development of effective recruitment, training, retention and personnel communications plans; to ensure the Company is developing and executing initiatives on both a timely and cost-effective basis; to promote efficiency and continuous improvement so results are tied to the strategic plan and budget that are focused on increased shareholder value, the quality of service delivery and employee satisfaction; and (c) Leadership – to ensure the CEO is appropriately leading the Company and setting and executing strategies. The Compensation Committee reviews the CEO’s performance in light of the corporate priorities mentioned above to determine how effectively the CEO is contributing to the delivery of the Company’s strategy and how effectively the CEO is aligning the organization to execute the strategies in order to achieve the desired results.

The Executive Officers are eligible to participate in a Supplemental Executive Retirement Plan (SERP) at the discretion of the Board of Directors. A participant, who retires on their normal retirement date, as defined in the SERP, is entitled to an annual retirement benefit of up to 75% of compensation, reduced by the primary social security benefit, and further reduced by any benefit payable from the Company’s qualified defined benefit pension plan. Further reductions are made for certain retirement benefits from prior employment where such benefits have accrued. Generally, a participant is vested at ten (10) years of service in the case of retirement, and in the event of a Change in Control, as described further herein. A participant’s right to receive benefits under the SERP generally commences upon retirement or death, and in connection with a Change in Control, upon termination under the circumstances described in the SERP.

Annual benefits are generally payable, upon achieving normal retirement, for fifteen (15) years either to the participant or the participant’s beneficiary. Retirement benefits may also be in the form of a single life annuity, joint and 50% survivor’s annuity, joint and 100% survivor’s annuity, single life annuity with a ten (10) year certain period or single life annuity with a fifteen (15) year certain period paid on an actuarial equivalent basis.

The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the SERP, except that upon a Change in Control, the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet the obligations under the SERP. Absent a Change in Control, benefits are in the form of an unfunded general obligation of the Company.

For the year 2008, the Company paid life insurance premiums for the Executive Officers which provides a preretirement net death benefit of 3 times base salary at date of death.

The Company has Change in Control Termination Agreements with the Executive Officers and these Change in Control Agreements are discussed hereinafter.

The Company maintains an incentive compensation program in the form of a Restricted Stock Plan for the purpose of attracting and retaining key executives and other employees having managerial responsibility who have contributed, or are likely to contribute, significantly to the short and longterm performance of the Company. Awards under the Restricted Stock Plan are designed to enhance financial performance, quality service delivery and corporate efficiency through a performancebased restricted stock award. Awards to the Executive Officers, other than the CEO, are recommended by the CEO and reviewed and approved by the Compensation Committee. The CEO’s recommendations, and the Committee’s ultimate approval, are based upon an assessment of the achievement of various financial and nonfinancial objectives. The criteria used in such assessment are selected and approved by the Committee. After full review by the Compensation Committee, a report and recommendation is made to the full Board of Directors for final approval of the proposed restricted stock awards. With respect to the CEO, the Compensation Committee makes its own evaluation and recommendation as to the amount of award to the CEO under the Restricted Stock Plan. In determining the amount of the award for the CEO, the Compensation Committee will consider the correlation between the achievement of the Company’s goals and the incentive compensation awards. The committee will ensure the CEO’s achievement of incentive compensation goals is consistent with overall performance, that is, it will seek to ensure critical core functions are not inappropriately compromised for the direct purpose of obtaining incentive compensation awards. In addition, the Compensation Committee will seek to determine that all critical operational needs have been met before any consideration can be given to incentive compensation awards, regardless of any positive overall financial performance. These critical functions include regulatory compliance, water quality, employee safety, reliability of assets, maintaining a welltrained and motivated work force and other important aspects of operations and administration. All of these factors are incorporated into the determination of the Compensation Committee in terms of the amount of an award to the CEO under the Restricted Stock Plan.

All awards of restricted stock to the Executive Officers are made in accordance with the provisions of the Restricted Stock Plan. Under such Plan, generally none of the awards of restricted stock vest until five (5) years from the date of grant. However, all unvested awards become fully vested in the event of a Change in Control of the Company as defined in the Change in Control Agreements. Under the provisions of the Restricted Stock Plan, dividends on unvested shares are paid to the awardees quarterly.

The Company believes each element of compensation and the Company’s decisions regarding such elements are consistent with the Company’s overall compensation objectives as expressed above. The Company believes each element of compensation for the Executive Officers is fair and reasonable. Such elements of compensation will help enable the Company to maintain a competitive compensation program among comparably sized utilities and other firms in general.

SUMMARY COMPENSATION TABLE – 2008
Name and Principal Position	Year	Salary ($)	Bonus ($)	(1) Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	(2) Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	(3) All other Compensation ($)	Total ($)
Dennis W. Doll, President and	2008 2007	352,574 326,746	n/a n/a	43,354 42,230	n/a n/a	n/a n/a	11,080 9,943	23,139 18,613	430,147 397,532
Chief Executive Officer	2006	298,477	n/a	28,875	n/a	n/a	7,494	17,630	352,477
A. Bruce O’Connor, VP and Chief	2008 2007	204,316 195,116	n/a n/a	26,884 28,001	n/a n/a	n/a n/a	26,318 23,816	17,347 15,385	274,865 262,318
Financial Officer	2006	188,488	n/a	24,063	n/a	n/a	25,824	15,920	254,295
Ronald F. Williams, VP Operations and	2008 2007	191,906 186,419	n/a n/a	16,919 17,171	n/a n/a	n/a n/a	40,373 37,389	17,411 15,088	266,609 256,067
Chief Operating Officer	2006	180,969	n/a	19,250	n/a	n/a	39,836	14,484	254,539
Richard M. Risoldi, VP-Subsidiary Operations	2008 2007	171,464 165,181	n/a n/a	21,539 24,257	n/a n/a	n/a n/a	26,704 23,518	15,745 14,533	235,452 227,489
	2006	157,704	n/a	25,025	n/a	n/a	21,793	12,778	217,300
Kenneth J. Quinn, VP General Counsel, Secretary and Treasurer	2008 2007	156,222 149,646	n/a n/a	20,379 18,966	n/a n/a	n/a n/a	27,756 22,528	17,335 13,345	221,692 204,485
	2006	144,269	n/a	19,250	n/a	n/a	14,349	12,734	190,602

(1) The amounts in this column reflect the value of restricted stock awards made on October 1, 2008, October 1, 2007 and October 2, 2006, respectively. Under the Restricted Stock Plan, however, these awards generally do not vest to the participants until the expiration of five years from the date of such award. During such fiveyear period, the participants have contingent ownership of such shares, including the right to vote the same and to receive dividends thereon.
(2) The Company does not have any nonqualified deferred compensation plans or related earnings.
(3) The detail of “All Other Compensation” recognized for the benefit of the Named Executive Officers is set forth on Schedule A, as supplemental information to the Summary Compensation Table.

SCHEDULE - A
SUMMARY - ALL OTHER COMPENSATION – 2008
		Dividends on Restricted Stock	Personal Automobile Use	(4) Group Term Life Insurance Premiums	Board Fees	(4) 401(K) – Employer Match	Club Dues	Spouse Travel	Total - All Other Compensation
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)
Dennis W. Doll	2008	3,263	3,070	2,408	4,800	8,050	-	1,548	23,139
	2007	1,633	3,070	792	4,800	7,700	-	618	18,613
	2006	464	3,070	859	4,800	7,700	-	738	17,631
A. Bruce O'Connor	2008 2007	5,275 4,859	2,683 2,683	1,335 437	- -	7,161 6,829	- -	893 577	17,347 15,385
	2006	4,536	2,683	418	-	6,317	1,000	966	15,920
Ronald F. Williams	2008 2007	4,095 4,090	3,289 3,289	2,322 1,185	- -	6,716 6,524	- -	989 -	17,411 15,088
	2006	4,004	3,289	1,140	-	6,051	-	-	14,484
Richard M. Risoldi	2008 2007	3,888 3,233	4,589 4,589	1,096 546	- -	6,012 5,781	- -	160 384	15,745 14,533
	2006	2,601	4,589	513	-	5,075	-	-	12,778
Kenneth J. Quinn	2008 2007	3,037 2,274	4,934 4,934	2,834 900	- -	5,467 5,237	- -	1,063 -	17,335 13,345
	2006	1,560	4,863	856	-	4,830	-	625	12,734

(4) The benefits available to the Named Executive Officers under these programs are also available to all other employees of the Company.

GRANTS OF PLAN-BASED AWARDS – 2008
		Estimated Future Payouts Under Non-equity Incentive Plan Awards			Estimated Future Payouts Equity Incentive Plan Awards			All Other Stock	All Other Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum (#)	Awards: Number of Shares or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
Dennis W. Doll	10/1/2008	n/a	n/a	n/a	n/a	n/a	n/a	2,506	n/a	n/a
A. Bruce O'Connor	10/1/2008	n/a	n/a	n/a	n/a	n/a	n/a	1,554	n/a	n/a
Ronald F. Williams	10/1/2008	n/a	n/a	n/a	n/a	n/a	n/a	978	n/a	n/a
Richard M. Risoldi	10/1/2008	n/a	n/a	n/a	n/a	n/a	n/a	1,245	n/a	n/a
Kenneth J. Quinn	10/1/2008	n/a	n/a	n/a	n/a	n/a	n/a	1,178	n/a	n/a

OUTSTANDING EQUITY AWARDS – 2008
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (#)	Number of Securities Underlying Unexercised Options (#) Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Earned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dennis W. Doll	n/a	n/a	n/a	n/a	n/a	6,517	112,288	n/a	n/a
A. Bruce O'Connor	n/a	n/a	n/a	n/a	n/a	7,070	121,816	n/a	n/a
Ronald F. Williams	n/a	n/a	n/a	n/a	n/a	5,227	90,061	n/a	n/a
Richard M. Risoldi	n/a	n/a	n/a	n/a	n/a	5,665	97,608,	n/a	n/a
Kenneth J. Quinn	n/a	n/a	n/a	n/a	n/a	4,871	83,927	n/a	n/a

OPTION EXERCISES AND STOCK VESTED – 2008
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis W. Doll	n/a	n/a	-	-
A. Bruce O’Connor	n/a	n/a	1,600	27,680
Ronald F. Williams	n/a	n/a	1,333	23,061
Richard M. Risoldi	n/a	n/a	800	13,840
Kenneth J. Quinn	n/a	n/a	333	5,761

PENSION BENEFITS – 2008
Name	Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Dennis W. Doll	MWC Pension Plan	4	34,764	0
A. Bruce O'Connor	MWC Pension Plan	19	174,278	0
Ronald F. Williams	MWC Pension Plan	14	248,333	0
Richard M. Risoldi	MWC Pension Plan	19	143,367	0
Kenneth J. Quinn	MWC Pension Plan	7	97,703	0

All employees, hired before April 1, 2007, including the Executive Officers, who receive pay for a minimum of 1,000 hours during the year, are included in the Company’s Qualified Defined Benefit Pension Plan (Qualified Plan). *Under the noncontributory Qualified Plan, current service costs are funded annually as allowed under Internal Revenue Service guidelines. The Company’s annual contribution is determined on an actuarial basis. Benefits are measured from the member’s entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the employee’s Social Security benefit integration level, plus 1.9% of such excess pay, multiplied by anticipated total year of service to normal retirement date, capped at 35 years of such excess pay, multiplied by years of service achieved and not to exceed number of years of service achieved at normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar year period prior to normal retirement date. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts.

Ronald F. Williams and Kenneth J. Quinn are currently eligible to receive early retirement benefits under the Qualified Plan in the event either of these two Named Executive Officers retires. If either elected to receive early retirement benefits, such benefits would be at a reduced level as defined under the Qualified Plan for any eligible employee who elects early retirement. No other Named Executive Officer has reached the minimum age and service requirements to receive early retirement benefits under the Retirement Plan. No lump sum payment of accumulated retirement benefits is provided under the Plan.

*Employees hired after March 31, 2007 are not eligible to participate in the Qualified Plan, but do participate in a defined contribution plan that provides an annual contribution at the discretion of the Company based upon a percentage of the participants’ compensation.

DIRECTOR COMPENSATION – 2008
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Annette Catino	29,950	n/a	n/a	n/a	n/a	n/a	29,950
John C. Cutting	32,600	n/a	n/a	n/a	n/a	n/a	32,600
John R. Middleton, M.D.	28,800	n/a	n/a	n/a	n/a	n/a	28,800
Stephen H. Mundy	6,000 (1)	n/a	n/a	n/a	n/a	n/a	6,000
John P. Mulkerin	32,600	n/a	n/a	n/a	n/a	n/a	32,600
Walter G. Reinhard	30,700	n/a	n/a	n/a	n/a	n/a	30,700
Jeffries Shein	30,800	n/a	n/a	n/a	n/a	n/a	30,800
J. Richard Tompkins	74,700	n/a	n/a	n/a	n/a	n/a	74,700

(1) Mr. Mundy was paid a fee of $6,000 for his services in 2008 as Director Emeritus. Mr. Mundy’s services as Director Emeritus ended as of December 31, 2008 and theref ore, no further payment is due Mr. Mundy.

Note: Dennis W. Doll, who is also a director, does not appear on this table since his director compensation appears in the “All Other Compensation” column of the Summary Compensation Table.

DIRECTORS’ ANNUAL RETAINER AND MEETING FEES

For 2008, Middlesex Water Company paid each of the Board members who are not employed by the Company (“outside Directors”) an annual retainer of $12,000. As a result of a study regarding director compensation conducted by a national compensation consulting firm, effectiv e July 1, 2008, the annual retainer of $12,000 was increased to $15,000 per annum, and the additional $3,000 per outside Director shall be in the form of common st ock of the Company under the Outside Director Stock Compensation Plan. The award of s uch stock will take place in 2009. In addition, the Chairman of the Board received a Chairman’s retainer in the annual amount of $50,000.

The Board meeting fees for outside Directors amounted to $800 per Director for each Board meeting attended. The Board meeting fee for Board members who are employed by the Company (“inside Directors”) amounted to $400 per meeting

The Board committee meeting fees for outside Directors amounted to $500 per Director for each Board committee meeting attended through June 30, 2008. Additionally, each Committee Chairperson is paid an annual fee of $1,000, which is generally paid in October of each year. In the event that a Special Board or a Special Committee meeting via teleconference were to be held, the meeting fees for outside Directors are $400 and $200 per meeting, respectively.

Also, in accordance with the abovereferenced study, effective July 1, 2008, the Board meeting fees increased from $800 to $900 for outside Directors; Board Committee meeting fees increased from $500 to $750 for outside Directors; the Audit Committee Chairperson retainer increased from $1,000 to $2,500 annually; the Compensation Committee Chairperson retainer increased from $1,000 to $2,000 annually; all other Committee Chairperson retainers increased from $1,000 to $1,500. The Chairman of the Board’s retainer remained unchanged.

CHANGE IN CONTROL AGREEMENTS

The Company has Change in Control Agreements with the Named Executive Officers and other Executive Officers of the Company. These agreements generally provide that if the executive is terminated by the Company, other than for death, disability, retirement, cause (as defined in the agreement), or if the executive resigns for Good Reason (as defined in the agreement) within three (3) years after a Change In Control of the Company as defined in the agreement, the executive is entitled to receive, (a) a lump sum severance payment equal to three (3) times the executive’s average total compensation for the five (5) years prior to the termination; (b) continued coverage for three (3) years under any health or welfare plan in which the executive and the executive’s depend ents were participating; and (c) an additional amount equal to the amount of federal Excise Tax , if any, that is due or determined to be due resulting from the severance pay ments or any other payments under the agreement. The benefits under any health or wel fare benefit plan could end earlier than three (3) years from the date of termination and would end on the earlier to occur of (i) the date the executive becomes covered by a new employer’s health and welfare benefit plan, or (ii) the date the executive becomes covered by Medicare. Also, coverage for the executive’s dependents could end earlier than any of these dates if required by the health or welfare benef it plan due to age eligibility.

In addition to the benefits to be paid to the executive as noted above on or before the third anniversary of the Change in Control, the Company shall pay the executive any deferred compensation, including, but not limited to, deferred bonuses allocated or credited to the executive as of the date of termination. Also, any outstanding restricted stock grants awarded to the executive under the Company’s stock plans, which are not vested on termination, shall immediately vest.

A Change in Control may also lead to the payment of benefits to the Named Executive Officers and other Executive Officers, who are participants under the Company’s Supplemental Executive Retirement Plan (“SERP”). Under the SERP, if an executive leaves the Company’s employ, under the terms of a Change In Control agreement within five years of the Change In Control under any of the following circumstances: (a) the executive’s employment with the Company is terminated by the Company other than for cause; (b) the nature and scope of the executive’s duties or activities with the Company or its successor are reduced to a level significantly below that which the executive had enjoyed immediately prior to the Change in Control; or (c) the executive’s base salary is reduced; or (d) if the Change in Control is preceded by the Company terminating the executive’s employment with the Company without cause during the six month period prior to the occurrence of the Change in Control, the executive shall be entitled to receive an annual retirement benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as more particularly set forth in the SERP. Such annual retirement benefits shall commence within sixty days after the later of (a) the executive’s Normal Retirement Date, or  (b) the executive’s retirement or termination of employment with the Company or its successor. Unless the executive elects and receives approval of an alternative form of payment under the SERP, the executive shall receive the annual retirement benefit each year for fifteen years payable in monthly installments.

Notwithstanding the foregoing, if an executive leaves the Company’s employ under the terms of a Change In Control agreement and within the time frame and for the reasons discussed above, then, at the executive’s sole option, the executive may elect to receive a reduced benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as prorated as set forth in the SERP. Such benefit shall commerce within sixty days after the executive terminates employment with the Company or its successor.

The following table indicates the potential value the Named Executive Officers would receive in connection with termination by the Company within three years after a Change in Control of the Company. All scenarios use December 31, 2008, the last business day of the Company’s last completed fiscal year, as the date for the triggering event set forth in the schedule. Additionally, the potential values to each of the Named Executive Officers also include the present value of accumulated benefits under the SERP assuming that each Named Executive Officer made an election to receive such benefits within si xty days after the executive terminates employment with the Company or its successor.

Name	Compensation paid during calendar year 2008 (using definition of “Compensation” under the Agreement)	Termination Before Third Anniversary (1)
Dennis W. Doll	$373,919	$1,950,797
A. Bruce O’Connor	$224,645	$1,020,479
Ronald F. Williams	$207,863	$1,133,242
Richard M. Risoldi	$185,666	$ 860,388
Kenneth J. Quinn	$169,649	$ 900,217

(1) Compensation and other benefits paid following termination on or before the third anniversary of the Change in Control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the 2008 Compensation Committee were Annette Catino, John R. Middleton, M.D., and Jeffries Shein. During 2008, no member of the Compensation Committee was an officer or employee of the Company or a subsidiary.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors administers the compensation program for the Named Executive Officers and the other executive officers of the Company (hereinafter, collectively referred to as the “Executive Officers”). The Committee for the year 2008 was composed of three independent Directors: Annette Catino, John R. Middleton, M.D., and Jeffries Shein. The Committee is responsible for setting and administering the policies that govern annual base compensation and incentive compensation. The full Board of Directors approves policies and recommendations developed by the Committee. The Compensation Committee annually reviews and adopts its Charter which it then recommends for adoption by the Board of Directors. The Board of Directors has adopted a written Charter for the Compensation Committee, which is available on the Company’s website at www.middlesexwater.com.

The Company’s compensation objectives and policies applicable to the executive officers seek to incent the advancement of three corporate priorities which are desirable and necessary for the Company to achieve its expressed vision and strategy in the creation of lon g-term shareholder value. Those corporate priorities are (1) profitable growth; (2) operational excellence; and (3) developing the technical and management skills of the Company employees. In order to achieve the vision of the Company, and execute the strategies needed to achieve that vision, the Company’s compensation and benefits programs are designed to (a) attract and retain qualified executives; (b) support short and long-term goals and objectives of the Company; and (c) appropriately reward individuals for their contribution to the Company’s success. These programs are directly related to the creation of value for shareholders through progress in the three corporate priorities listed above.

The Committee meets with the Chief Executive Officer to review his evaluation of the performance of the other executive officers and meets with the Chief Executive Officer to evaluate his performance. The Committee reports on all executive evaluations to the full Board of Directors.

Base salary levels are reviewed annually and are benchmarked against other companies, both utilities and nonutilities, at the State and national levels. Independent salary studies are periodically conducted with the assistance of an outside consultant retained by the Committee. Salaries for satisfactory performance are targeted at the median of the competitive market. Individual performance of each executive is given appropriate consideration when setting salaries against the competitive market data.

In late 2007, the Compensation Committee retained the services of a national executive compensation consulting firm to conduct a study with respect to the executive compensation and the director compensation paid by the Company. The impact of any of the consultant’s recommendations that were adopted in 2008 may be found in the Summary Compensation Table – 2008 herein, while the impact on director compensation may be found in the section entitled “Directors’ Annual Retainer and Meeting Fees.”

The factors and criteria upon which the Chief Executive Officer’s compensation is based generally include those discussed with respect to the other executive officers. In addition, the Compensation Committee examines the effectiveness with which the CEO is managing the performance of the executive team. Among the criteria to be used for evaluation are the following: (a) Financial – to review the establishment and achievement of appropriate short and longterm financial objectives for the Company. (b) Operational – to determine that appropriate policies, procedures, processes and programs have been established and implemented so the Company is compliant under relevant regulatory policies and that opportunities and vulnerabilities are appropriately managed; to ensure the development of effective recruitment, training, retention and succession plans; to ensure the Company is both developing and executing initiatives on a timely basis; to promote efficiency and continuous improvement so results are tied to the strategic plan and budget that are focused on increased shareholder value, the quality of service delivery and employee satisfaction; and (c) Leadership – to ensure the CEO is leading the Company and setting strategies and philosophies that are well understood, widely supported, consistently applied and effectively implemented and which include setting standards for strong safety and ethical compliance.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of the Company. Based on the review and discussions, the Compensation Committ ee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy and incorporated by reference into the Company’s annual report on Form 10-K.

Year 2009 Compensation Committee
Jeffries Shein, Chairman
Annette Catino
John R. Middleton, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of four independent directors, one of whom is designated by the Board as the “Audit Committee Financial Expert,” as defined by the Securities and Exchange Commission. The Committee for the year 2008 was composed of: Annette Catino, John C. Cutting, John R. Middleton, M.D. and John P. Mulkerin. The Audit Committee operates under a written Charter adopted by the Board of Directors and is reviewed and adopted annually by the Committee and the Board of Directors. The Charter is available on the Company’s website at www.middlesexwater.com.

Management is responsible for the Company’s financial statements and internal controls. The Company’s independent accountants, Beard Miller Company, LLP, are responsible for performing an independent audit of the Company’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Committee’s responsibility is to oversee the quality and integrity of the Company’s accounting, auditing and financial reporting practices.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s consolidated fi nancial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated audited financial statements with management and the independent accountants. The Committee discussed with the independent accountants the matters required to be disc ussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which includes, among other things:

•	Changes in significant accounting policies;
•	The process used by management in formulating accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of these estimates;
•	Disagreements, if any, with management over the application of accounting principles;
•	Audit adjustments; and
•	Disclosures in the financial statements.

The independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants the firm’s independence with respect to Middlesex Water Company and its management. The Committee has the sole authority to preapprove permitted nonaudit Company services performed by the independent accountants and has considered whether the independent accountants’ provision of nonaudit services to the Company is compatible with maintaining their independence.

Based on the Committee’s discussions with management and the independent accountants, the Committee’s review of the audited financial statements, the representations of management regarding the audited financial statements and the report of the independent accountants to the Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

The Committee also discussed with management the process used for the establishment and maintenance of disclosure controls and procedures in quarterly and annual reports which is required by the Securities and Exchange Commission (SEC) and the SarbanesOxley Act of 2002 for certain of the Company’s filings with the SEC.

The Committee met privately with the independent auditors who have unrestricted access to the Audit Committee.

Year 2009 Audit Committee
John P. Mulkerin, Chairman
Annette Catino
John C. Cutting
John R. Middleton, M.D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Beard Miller Company LLP has been approved and appointed by the Audit Committee as the Company’s independent registered accounting firm. Aggregate fees billed to the Company for the years ending December 31, 2008 and 2007 by Beard Miller Company LLP are as follows:

	Year Ended December 31,
	2008	2007
Audit Fees (a)	$330,200	$306,715
Audit-Related Fees	—	—
Total audit and audit-related fees	$330,200	$306,715

Tax Fees (b)	$14,350	$13,650
All Other Fees	—	—
Total Fees	$344,550	$320,365

(a) In 2008 and 2007, audit fees were incurred for audits of the financial statements and internal control over financial reporting of the Company, an audit of the financial statements of a subsidiary of the Company, and reviews of the financial statements included in the Company’s quarterly reports on Form 10Q. Also in 2008, the audit fees include $4,025 for services rendered in connection with the issuance of a Consent on Form S8.
(b) Includes 2008 and 2007 fees for the preparation of tax returns of $14,350 and $13,650, respectively.

The Company paid Withum Smith + Brown LLP $21,600 and $21,352 in fees during 2008 and 2007, respectively, for the audits of the Company’s employee benefit plans.

The Audit Committee has established preapproval policies and procedures for all audit and nonaudit services to be performed by Beard Miller Company LLP. The Audit Committee approves 100% of the services related to AuditRelated Fees, Tax Fees and All Other Fees in excess of $5,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ATTENDANCE AT ANNUAL MEETING

Representatives of Beard Miller Company LLP will be present at the meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at the annual meeting to be held in the year 2010, you must submit your proposal to the Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, not later than December 11, 2009, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2010 Annual Meeting.

OTHER MATTERS

The management of the Company does not intend to bring any other matters before the meeting and has no reason to believe any will be presented to the meeting. If, however, other matters properly do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment in such matters.

MINUTES OF 2008 MEETING OF STOCKHOLDERS

The minutes of the 2008 meeting of Shareholders will be submitted at the meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

By Order of the Board of Directors

KENNETH J. QUINN
Vice President, General Counsel,
Secretary and Treasurer
Iselin, New Jersey
April 8, 2009

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission. Additional copies of the 2008 Annual Report on Form 10-K filed by the Company, including the financial statements and schedules, but without exhibits, can be mailed without charge to any shareholders. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. The 2008 Annual Report on Form 10-K can also be found on the Company website at www.middlesexwater.com. Shareholders can request this information by phone at 732-634-1500, ext. 1216, e-mail kquinn@middlesexwater.com or by mail to Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

1500 Ronson Road
Iselin, New Jersey 08830-0452
732-634-1500
www.middlesexwater.com

DIRECTIONS TO MIDDLESEX WATER COMPANY

FROM GARDEN STATE PARKWAY (NORTH OR SOUTH): Take Exit 131A to fourth traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to third traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. At the sign, make a right into Middlesex Water Company.

FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH): Take Exit 11 onto the Garden State Parkway North and follow above directions.

FROM US ROUTE NO. 1 (NORTH OR SOUTH): Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make left turn onto Ronson Road and follow above directions.

1500 Ronson Road
Iselin, New Jersey 08830-0452
732-634-1500
www.middlesexwater.com

1500 RONSON ROAD ISELIN, NJ 08830
VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Middlesex Water Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Middlesex Water Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
MDLSX1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MIDDLESEX WATER COMPANY	For	Withhold	For All
	All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote"FOR" Item 1. Vote on Directors	☐	☐	☐
1.	ELECTION OF DIRECTIONS
Nominees for Class I Directors term expiring in 2012 are:
01)John C. Cutting 02)John P. Mulkerin 03)Dennis W. Doll

2.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR item 1. If any other matters properly come before themeeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, pleaseadd your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

MDLSX2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2009

The shareholder(s) hereby appoint(s) John R. Middleton, M.D., and J. Richard Tompkins, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Middlesex Water Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., Eastern Time on May 20, 2009, at Middlesex Water Company, 1500 Ronson Road, Iselin, NJ 08830, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONSARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THEBOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MIDDLESEX WATER COMPANY	Shareholder Meeting to be held on May 20, 2009
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	• Annual Report
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS – VIEW OR RECEIVE
1500 RONSON ROAD ISELIN, NJ 08830
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before May 6, 2009

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET -www.proxyvote.com
2) BY TELEPHONE -1-800-579-1639
3) BY E-MAIL*- sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	May 20, 2009 11:00 A.M., EDT March 16, 2009
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Meeting Location:
Middlesex Water Company Headquarters 1500 Ronson Road Iselin, NJ 08830
Meeting Directions:		Vote By Internet
For Meeting Directions, Please Call: 732-638-7549
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EasternTime the day before the cut-off date or meeting date. Haveyour notice in hand when you access the web site and followthe instructions.

Voting items

The Board of Directors recommends a vote "FOR" Item 1.

1.	ELECTION OF DIRECTORS

Nominees for Class I Directors term
expiring in 2012 are:

01) John C. Cutting
02) John P. Mulkerin
03) Dennis W. Doll

2.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.